CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Prudential Annuities Life Assurance Corporation Variable Account B (“Registration Statement”) of our report dated April 11, 2018 relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 8, 2018 relating to the financial statements of Prudential Annuities Life Assurance Corporation, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, NY
December 21, 2018

Appendix A
AST Goldman Sachs Large-Cap Value Portfolio	ProFund VP Industrials	Wells Fargo VT Opportunity Fund (Class 1)
AST T. Rowe Price Large-Cap Growth Portfolio	ProFund VP Internet	Wells Fargo VT Opportunity Fund (Class 2)
AST Government Money Market Portfolio	ProFund VP Japan	AST Prudential Core Bond Portfolio
AST Cohen & Steers Realty Portfolio	ProFund VP Precious Metals	AST Bond Portfolio 2023
AST J.P. Morgan Strategic Opportunities Portfolio	ProFund VP Mid-Cap Growth	AST New Discovery Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Value Portfolio	ProFund VP Mid-Cap Value	AST Western Asset Emerging Markets Debt Portfolio
AST High Yield Portfolio	ProFund VP Pharmaceuticals	AST MFS Large-Cap Value Portfolio
AST Small-Cap Growth Opportunities Portfolio	ProFund VP Real Estate	Invesco V.I. Mid Cap Growth Fund (Series I)
AST WEDGE Capital Mid-Cap Value Portfolio	ProFund VP Rising Rates Opportunity	AST Bond Portfolio 2024
AST Small-Cap Value Portfolio	ProFund VP NASDAQ-100	AST AQR Emerging Markets Equity Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	ProFund VP Semiconductor	AST ClearBridge Dividend Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	ProFund VP Small-Cap Growth	AST QMA Emerging Markets Equity Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio	ProFund VP Short Mid-Cap	Columbia Variable Portfolio Government Money Market Fund (Class 1)
AST Lord Abbett Core Fixed Income Portfolio	ProFund VP Short NASDAQ-100	Columbia Variable Portfolio - Income Opportunities Fund (Class 1)
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP Short Small-Cap	AST BlackRock iShares ETF Portfolio
AST MFS Growth Portfolio	ProFund VP Small-Cap Value	AST Defensive Asset Allocation Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	ProFund VP Technology	AST AQR Large-Cap Portfolio
AST Small-Cap Growth Portfolio	ProFund VP Telecommunications	AST QMA Large-Cap Portfolio
AST BlackRock Low Duration Bond Portfolio	ProFund VP UltraMid-Cap	AST Bond Portfolio 2025
AST BlackRock/Loomis Sayles Bond Portfolio	ProFund VP UltraNASDAQ-100	AST Bond Portfolio 2026
AST QMA US Equity Alpha Portfolio	ProFund VP UltraSmall-Cap	AST Bond Portfolio 2027
AST T. Rowe Price Natural Resources Portfolio	ProFund VP Utilities	NVIT Emerging Markets Fund (Class D)
AST T. Rowe Price Asset Allocation Portfolio	ProFund VP Large-Cap Growth	AST Bond Portfolio 2028
AST International Value Portfolio	ProFund VP Large-Cap Value
AST MFS Global Equity Portfolio	Rydex VT Nova Fund
AST J.P. Morgan International Equity Portfolio	Rydex VT NASDAQ-100 Fund
AST Templeton Global Bond Portfolio	Rydex VT Inverse S&P 500 Strategy Fund
AST International Growth Portfolio	Invesco V.I. Global Health Care Fund (Series I)
AST Wellington Management Hedged Equity Portfolio	Invesco V.I. Technology Fund (Series I)
AST Capital Growth Asset Allocation Portfolio	Wells Fargo VT Index Asset Allocation Fund (Class 2)
AST Academic Strategies Asset Allocation Portfolio	Wells Fargo VT International Equity Fund (Class 2)
AST Balanced Asset Allocation Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 2)
AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
AST Schroders Global Tactical Portfolio	AST Prudential Growth Allocation Portfolio
AST RCM World Trends Portfolio	AST Advanced Strategies Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST Investment Grade Bond Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST Bond Portfolio 2018
AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
Davis Value Portfolio	AST Global Real Estate Portfolio
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	AST Parametric Emerging Markets Equity Portfolio
Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	AST Bond Portfolio 2016
Prudential SP International Growth Portfolio (Class I)	AST Bond Portfolio 2020
ProFund VP Asia 30	AST Boston Partners Large-Cap Value Portfolio
ProFund VP Banks	AST Jennison Large-Cap Growth Portfolio

ProFund VP Bear	AST Bond Portfolio 2017
ProFund VP Biotechnology	AST Bond Portfolio 2021
ProFund VP Basic Materials	Wells Fargo VT Omega Growth Fund (Class 2)
ProFund VP UltraBull	Wells Fargo VT Omega Growth Fund (Class 1)
ProFund VP Bull	Wells Fargo VT Small Cap Growth Fund (Class 1)
ProFund VP Consumer Services	Wells Fargo VT International Equity Fund (Class 1)
ProFund VP Consumer Goods	AST Bond Portfolio 2022
ProFund VP Oil & Gas	AST Quantitative Modeling Portfolio
ProFund VP Europe 30	AST BlackRock Global Strategies Portfolio
ProFund VP Financials	Invesco V.I. Diversified Dividend Fund (Series I)
ProFund VP U.S. Government Plus	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
ProFund VP Health Care	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
Access VP High Yield Fund